Deferred Revenue	6 Months Ended
Jun. 30, 2018
Text block [abstract]
Deferred Revenue
8.	Deferred Revenue

Deferred revenue as of June 30, 2018, and December 31, 2017, consist of the following:

	Balance per
	June 30, 2018	December 31, 2017 Restated*
	(euros in thousands)
Deferred revenue – current portion	16,972	15,935
Deferred revenue	105,718	112,551

	122,690	128,486

*	See Note 3 for details regarding the restatement as a result of a change in accounting policy.

Of the total deferred revenue balance at June 30, 2018, €120.6 million related to the Incyte collaboration and license agreement and a share subscription agreement entered into by the Company with Incyte on December 20, 2016 (together, the “Incyte Agreements”), €2.0 million related to the collaboration and license agreement entered into by the Company with Simcere on January 8, 2018 (the “Simcere collaboration and license agreement”), and €0.1 million related to the ONO research and license agreement. The total deferred revenue balance at December 31, 2017, related solely to the Incyte Agreements.

Under the Incyte collaboration and license agreement, Incyte agreed to pay the Company a $120 million non-refundable upfront payment, and under the share subscription agreement, Incyte agreed to purchase 3.2 million Common Shares at a price per share of $25.00, for an aggregate purchase price of $80 million. In January 2017, the Company completed the sale of its Common Shares under the share subscription agreement and received the $80 million aggregate purchase price. In February 2017, the Company received the $120 million non-refundable upfront payment.

As the contract for the share subscription agreement was denominated in U.S. dollars, the Company determined that the forward contract to sell its own shares at a future date to which the Company became committed on December 20, 2016, represented a derivative financial instrument. The fair values of the derivative, or €31.4 million, and the non-refundable upfront payment, or €112.0 million, were recorded as deferred revenue. The Company identified a single performance obligation, providing access to its proprietary technology, relating to the Incyte Agreements and allocated all of the consideration received to this obligation. Both the upfront license payment and the derivative financial asset are being amortized as revenue over time by measuring the progress toward the complete satisfaction of a performance obligation or specifically, the total period for which the Company expects to provide access to its proprietary technology under the Incyte Agreements, which is currently estimated to be nine years in total, of which approximately 7.5 years remain.

Under the Simcere collaboration and license agreement, the Company agreed to grant Simcere an exclusive license to develop and commercialize in China three bispecific antibodies utilizing the Company’s Biclonics® technology platform in the area of immuno-oncology. The Company will retain all rights outside of China. As part of the agreement, the Company has agreed to lead research and discovery activities while Simcere has agreed to be responsible for the Investigational New Drug enabling studies, clinical development, regulatory filings and commercialization of these product candidates in China. The Company received an upfront, non-refundable payment of $2.75 million, or €2.3 million, relating to three separate research programs. Each research program was determined to be a separate performance obligation and consideration was allocated to each separate obligation.

The Company will amortize the upfront payment to revenue over time based on the estimated duration of each research program. As of June 30, 2018, the first research program had commenced. For the three- and six-month periods ended June 30, 2018, the Company recognized revenue of €0.3 million relating to this program for both amortization of upfront payments and the achievements of milestones. The remaining two research programs had not commenced as of June 30, 2018. Accordingly, no revenue has been recognized related to the remaining two research programs.

On March 14, 2018, the Company entered into a second contract research and license agreement with ONO (the “second ONO research and license agreement”). Pursuant to an exclusive option granted to ONO in the ONO research and license agreement, ONO exercised its option to enter into the second ONO research and license agreement. The Company granted ONO an exclusive, worldwide, royalty-bearing license, with the right to sublicense, research, test, make, use and market bispecific antibody candidates based on the Company’s Biclonics® technology platform against two undisclosed targets directed to a particular undisclosed target combination.

Under the terms of the agreement, ONO identifies and selects the licensed bispecific antibodies for which it is responsible for conducting further non-clinical and clinical development activities for such licensed bispecific antibodies and pharmaceutical products containing such antibodies, including manufacture and process development. Additionally, ONO controls and has exclusive rights over the worldwide commercialization of any approved products, including worldwide supply, and is solely responsible for all costs and expenses related to commercialization. ONO has also agreed to fund the Company’s research and development activities and be responsible for the payment of all costs and expenses for its own research and development activities, which are set out in a mutually agreed upon research plan. The Company retains all rights to use and commercialize any antibodies that are generated under the collaborative research program, excluding the up to five lead and/or selected antibodies against the targets ONO is pursuing, provided that the use and commercialization is not with respect to the particular target combination.

ONO agreed to pay the Company an upfront non-refundable payment of €0.7 million, €0.3 million intended to compensate the Company for research services already completed upon entering into the agreement, and €0.2 million to be paid to the Company over time for full time equivalent funding. The Company identified a single performance obligation of providing research services to ONO and recognized as revenue approximately €0.1 million and €1.1 million during the three and six months ended June 30, 2018, respectively.